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[Arthur Andersen LLP Letterhead]                                   Exhibit 99(a)




March 27, 2001

Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, NW
Washington, D.C. 20549

Dear Sir/Madam:

We have read the relevant information referring to our firm in Item 4 included in the Form 8-K/A dated March 27, 2001, of BANK ONE CORPORATION filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP

Arthur Andersen LLP


cc:  Charles W. Scharf
      Chief Financial Officer,
      BANK ONE CORPORATION

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